Exhibit 99

NetBank, Inc. Monthly Operating Statistics and Financial Data

($ in thousands; unaudited)

	June 30, 2003	July 31, 2003	August 31, 2003	September 30, 2003	October 30, 2003	November 30, 2003	December 31, 2003
NETBANK, INC. CONSOLIDATED

Retail customers
Business customers
Total customers

Services per customer

Total average assets (consolidated)	$4,376,432	$4,430,258	$4,578,824	$4,671,386	$4,505,454	$4,406,864	$4,427,911

BANKING SEGMENT

Retail customers
Business customers
Total customers	162,854	163,232	164,188	165,467	165,692	165,901	165,762

Services per customer
Online bill pay penetration (accounts > 90 days)	47%	47%	47%	47%	47%	48%	48%
Direct deposit of payroll penetration (accounts > 90 days)	45%	44%	44%	44%	44%	44%	45%

Retail deposits				$2,212,717	$2,268,065	$2,295,409	$2,315,086
Small business deposits				$17,454	$20,382	$24,326	$26,555
Other deposits				$295,533	$235,155	$200,229	$199,718
Total deposits	$2,478,181	$2,669,778	$2,653,413	$2,525,704	$2,523,602	$2,519,964	$2,541,359

Average retail checking account balance	$1,886	$1,904	$1,980	$1,928	$2,029	$2,008	$2,063
Average retail money market account balance	$13,949	$14,382	$14,716	$14,947	$15,365	$15,656	$15,777
Average retail CD balance	$17,772	$17,744	$17,679	$17,668	$17,567	$17,582	$17,590

Average small business checking account balance				$3,937	$3,803	$4,193	$4,697
Average small business money market account balance				$34,651	$35,733	$39,861	$38,835
Average small business CD balance				$67,858	$65,104	$64,924	$59,673

Indirect Auto Lending -
Number of loans	200	445	595	1,014	957	615	1,069
Production	$3,478	$7,841	$11,327	$19,760	$19,124	$12,511	$22,961
Weighted Average Note Rate				6.35%	6.58%	6.56%	6.20%

Business Equipment Leasing —
Production

Servicing Portfolio –
Held for sale MSRs	$330,594	$580,315	$510,459	$281,946	$289,677	$396,414	$250,338
Available for sale MSRs	9,187,797	9,824,147	10,502,779	10,990,711	11,815,377	11,958,653	12,293,325
UPB underlying MSRs	9,518,391	10,404,462	11,013,238	11,272,657	12,105,054	12,355,067	12,543,663
Work-in-process and whole loans	3,137,931	3,576,571	3,505,018	3,832,375	3,074,220	3,186,351	3,429,796
Sold but not transferred	753,718	1,081,955	1,339,979	833,827	1,186,995	1,288,353	498,474
Third party subservicing	1,041,870	970,569	898,064	876,210	828,064	763,326	553,554
Total loans serviced	$14,451,910	$16,033,557	$16,756,299	$16,815,069	$17,194,333	$17,593,097	$17,025,487

Weighted average note rate	6.35%	6.27%	6.19%	6.13%	6.12%	6.10%	6.09%
Weighted average service fee	0.35%	0.35%	0.34%	0.34%	0.33%	0.33%	0.33%
Delinquency percentage (30+ days)	2.51%	2.95%	3.36%	3.33%	3.12%	4.73%	4.15%
Bankruptcy & foreclosure	0.58%	0.62%	0.64%	0.63%	0.71%	0.67%	0.77%

FINANCIAL INTERMEDIARY SEGMENT

Conforming mortgage production	$1,835,040	$2,240,109	$1,652,731	$1,199,650	$944,564	$780,153	$893,909
Non-conforming mortgage production	160,556	171,913	179,889	237,231	254,550	193,478	214,626
Total mortgage production	$1,995,596	$2,412,022	$1,832,620	$1,436,881	$1,199,114	$973,631	$1,108,535

Refinance loans as a % of production	44%	51%	54%	41%	38%	40%	41%

Conforming mortgage sales	$1,133,634	$2,062,984	$1,676,816	$848,545	$1,471,454	$777,349	$909,852
Non-conforming mortgage sales	177,902	148,720	183,977	—	423,078	253,340	15,106
Total mortgage sales	$1,311,536	$2,211,704	$1,860,793	$848,545	$1,894,532	$1,030,689	$924,958

Locked mortgage pipeline	$3,362,424	$2,204,239	$1,434,890	$1,389,535	$1,077,757	$1,001,046	$966,943
Application mortgage pipeline	2,954,577	2,801,579	2,451,480	2,010,190	2,726,520	3,066,998	3,159,307
Total mortgage pipeline	$6,317,001	$5,005,818	$3,886,370	$3,399,725	$3,804,277	$4,068,044	$4,126,250

TRANSACTION PROCESSING SEGMENT

ATM/Merchant Processing –
ATMs (third-party owned)						3,887	3,780
ATMs (proprietary)						399	536
Total ATMS Serviced						4,286	4,316

Merchant Service Terminals						151	178
Insurance Sales Processing —
Number of policies sold	38	63	47	38	49	71	92
Number of policies in force	154	217	259	294	336	396	477

	January 31, 2004	February 29, 2004	March 31, 2004	April 30, 2004	May 31, 2004	June 30, 2004
NETBANK, INC. CONSOLIDATED

Retail customers			254,531	256,238	256,245	257,274
Business customers			19,487	19,573	19,805	19,837
Total customers			274,018	275,811	276,050	277,111

Services per customer			1.75	1.75	1.75	1.75

Total average assets (consolidated)	$4,525,943	$4,479,099	$4,457,366	$4,541,118	$5,086,771	$5,171,755

BANKING SEGMENT

Retail customers			163,791	164,550	165,198	166,131
Business customers			1,386	1,492	1,568	1,637
Total customers	165,814	164,137	165,177	166,042	166,766	167,768

Services per customer			2.23	2.23	2.23	2.23
Online bill pay penetration (accounts > 90 days)	48%	48%	48%	49%	51%	51%
Direct deposit of payroll penetration (accounts > 90 days)	45%	47%	48%	50%	50%	50%

Retail deposits	$2,335,435	$2,340,613	$2,267,789	$2,219,497	$2,182,126	$2,153,069
Small business deposits	$29,178	$32,051	$33,162	34,885	$37,550	$42,641
Other deposits	$233,386	$235,146	$346,239	402,087	$302,062	$256,693
Total deposits	$2,597,999	$2,607,810	$2,647,190	$2,656,469	$2,521,738	$2,452,403

Average retail checking account balance	$2,333	$2,270	$2,210	$2,384	$2,365	$2,284
Average retail money market account balance	$15,672	$15,845	$15,858	$15,631	$15,667	$15,513
Average retail CD balance	$17,712	$17,794	$17,775	$17,673	$17,628	$17,755

Average small business checking account balance	$4,449	$5,356	$4,684	$5,335	$5,186	$5,844
Average small business money market account balance	$37,219	$36,631	$35,530	$34,232	$36,007	$41,231
Average small business CD balance	$56,113	$52,673	$51,582	$51,509	$53,479	$51,108

Indirect Auto Lending -
Number of loans	1,499	1,013	1,569	1,812	1,965	1,788
Production	$31,460	$21,009	$34,251	$40,401	$44,167	$38,982
Weighted Average Note Rate	6.19%	6.25%	5.89%	5.78%	5.51%	5.78%

Business Equipment Leasing —
Production	$12,975	$11,061	$15,443	$15,215	$13,627	$13,647

Servicing Portfolio –
Held for sale MSRs	$152,870	$161,363	$182,425	$311,909	$274,165	$173,670
Available for sale MSRs	12,476,242	12,555,359	12,775,835	12,851,438	12,847,063	12,852,809
UPB underlying MSRs	12,629,112	12,716,722	12,958,260	13,163,347	13,121,228	13,026,479
Work-in-process and whole loans	3,159,542	3,086,007	3,340,011	3,505,002	3,708,096	3,751,858
Sold but not transferred	687,321	752,863	509,969	337,728	477,326	640,132
Third party subservicing	598,119	498,576	480,143	472,948	424,615	131,077
Total loans serviced	$17,074,094	$17,054,168	$17,288,383	$17,479,025	$17,731,265	$17,549,546

Weighted average note rate	6.08%	6.08%	6.04%	5.98%	5.97%	5.97%
Weighted average service fee	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%
Delinquency percentage (30+ days)	4.45%	4.25%	3.23%	3.30%	4.22%	3.99%
Bankruptcy & foreclosure	0.84%	0.94%	0.95%	0.94%	0.98%	1.03%

FINANCIAL INTERMEDIARY SEGMENT

Conforming mortgage production	$793,362	$848,767	$1,088,709	$1,269,828	$924,084	$831,695
Non-conforming mortgage production	138,779	158,406	230,743	253,199	252,847	371,784
Total mortgage production	$932,141	$1,007,173	$1,319,452	$1,523,027	$1,176,931	$1,203,479

Refinance loans as a % of production	45%	46%	44%	49%	41%	32%

Conforming mortgage sales	$563,956	$814,283	$1,369,472	$625,308	$730,916	$1,016,752
Non-conforming mortgage sales	376,279	145,225	208,918	200,200	232,494	277,742
Total mortgage sales	$940,235	$959,508	$1,578,390	$825,508	$963,410	$1,294,494

Locked mortgage pipeline	$1,140,608	$1,157,054	$1,678,698	$1,111,482	$948,601	$1,111,256
Application mortgage pipeline	3,406,573	3,374,833	4,067,125	4,198,278	3,974,950	3,520,991
Total mortgage pipeline	$4,547,181	$4,531,887	$5,745,823	$5,309,760	$4,923,551	$4,632,247

TRANSACTION PROCESSING SEGMENT

ATM/Merchant Processing –
ATMs (third-party owned)	3,834	4,885	4,949	5,149	5,202	6,469
ATMs (proprietary)	536	537	532	543	537	525
Total ATMS Serviced	4,370	5,422	5,481	5,692	5,739	6,994

Merchant Service Terminals	187	2,005	2,035	2,074	2,133	2,162

Insurance Sales Processing —
Number of policies sold	68	48	135	132	162	227
Number of policies in force	542	588	721	846	965	1169

Note: The above data reflects current operating statistics and does not constitute all factors impacting the quarterly or annual financial results of the Company.  All statistics are unaudited.

Monthly Commentary

Attached is the monthly statistical report. It reflects results for June 2004. All comparisons below are on a month-over-month basis.

Highlights/clarifications include:

•                                          Assets totaled $5.2 billion at month-end, representing an increase of $85.0 million or 2%. This increase relates primarily to record production within the nonconforming channel.

•                                          Deposits totaled $2.5 billion, a decrease of $69.3 million or 3%. The bulk of the decline was centered in the escrow accounts held for our mortgage servicing operation. Those funds dropped by $45.4 million.

•                                          Our core available-for-sale servicing portfolio remained relatively flat at $12.9 billion. Our third-party subservicing portfolio declined by $294 million as one of our subservicing contracts ended.

•                                          Conforming loan production totaled $832 million, a decrease of $92.4 million or 10%. Conforming sales totaled $1.0 billion, an increase of $286 million or 39%.

•                                          Non-conforming production totaled a record $372 million, an increase of $119 million or 47%. Non-conforming sales totaled $278 million, an increase of $45.2 million or 19%. It is important to note that gain on sale margins for the heightened production in June are expected to be lower than historical averages. The increase in production relates to a pre-announced reduction in pricing that we put into effect on July 1. Brokers accelerated closings during June in advance of this change. Our change in pricing is in line with other lenders.

•                                          The locked mortgage pipeline rose by $163 million or 17% to $1.1 billion.

•                                          Our ATM/merchant processing operation completed a small acquisition during the month that brought the total number of ATMs in our network to 6,994.

Earnings outlook:

Throughout the quarter, management has cautioned that pricing pressure in the conforming mortgage operation and servicing net hedge performance present significant downside risk to near term results. Management reiterates this guidance.

We plan to announce second quarter earnings on Wednesday, July 28, before market. Our analyst-investor call will follow at 10 a.m. EDT.

As always, we appreciate your interest in our company. Please let me know if you have questions or need anything more.

Matthew Shepherd

Director, Corporate Communications, NetBank, Inc.

Phone: 678-942-2683; Fax: 770-343-9344

mshepherd@netbank.com